                                                                    Exhibit 25.1

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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A

                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)
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                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

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                     180 East Fifth Street
                      St. Paul, Minnesota                                              55101
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         (Address of principal executive offices)                                   (Zip Code)
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                                 Ward A. Spooner
                         U.S. Bank National Association
                                 100 Wall Street
                            New York, New York 10005
                                 (212) 361-6175
            (Name, address and telephone number of agent for service)

                                    PROLOGIS
                     (Issuer with respect to the Securities)

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                        Maryland                                                     74-2604728
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(State or other jurisdiction of incorporation or organization)          (I.R.S. Employer Identification No.)
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14100 East 35th Place                                                                 80111
Aurora, Colorado
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         (Address of Principal Executive Offices)                                   (Zip Code)
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                                 DEBT SECURITIES
                       (TITLE OF THE INDENTURE SECURITIES)

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                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

            a) Name and address of each examining or supervising authority to which it is subject.
                           Comptroller of the Currency
                           Washington, D.C.

            b)  Whether it is authorized to exercise corporate trust powers.
                           Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
                  None

ITEMS 3-15  Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

            1.  A copy of the Articles of Association of the Trustee.*

            2. A copy of the certificate of authority of the Trustee to commence business.*

            3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

            4.  A copy of the existing bylaws of the Trustee.*

            5.  A copy of each Indenture referred to in Item 4. Not applicable.

            6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

            7. Report of Condition of the Trustee as of September 30, 2002, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

       * Incorporated by reference to Registration Number 333-67188.

                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston, Commonwealth of Massachusetts on the 22nd day of May, 2003.

                                            U.S. BANK NATIONAL ASSOCIATION

                                            By:  /s/ Ward A. Spooner
                                                     ---------------
                                                     Vice President

By:  /s/ Ward A. Spooner
        ----------------
         Vice President

                                    EXHIBIT 6

                                     CONSENT

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated:  May 22, 2003

                                            U.S. BANK NATIONAL ASSOCIATION


                                            By:  /s/ Ward A. Spooner
                                                     ---------------
                                                     Vice President

By:  /s/ Ward A. Spooner
         ---------------
         Vice President

                                    EXHIBIT 7

                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION

                                AS OF 12/31/2002

                                    ($000'S)

                                                                12/31/2002

ASSETS

     Cash and Due From Depository Institutions                  $10,868,204
     Federal Reserve Stock                                                0
     Securities                                                  28,139,801
     Federal Funds                                                  873,395
     Loans & Lease Financing Receivables                        116,078,132
     Fixed Assets                                                 1,389,233
     Intangible Assets                                            9,218,064
     Other Assets                                                 9,482,963
                                                               ------------
         TOTAL ASSETS                                          $176,049,792

LIABILITIES

     Deposits                                                  $121,684,914
     Fed Funds                                                    5,858,510
     Treasury Demand Notes                                                0
     Trading Liabilities                                            402,464
     Other Borrowed Money                                        17,397,658
     Acceptances                                                    148,979
     Subordinated Notes and Debentures                            5,696,532
     Other Liabilities                                            5,200,399
                                                               ------------
     TOTAL LIABILITIES                                         $156,389,456

EQUITY

     Minority Interest in Subsidiaries                             $992,867
     Common and Preferred Stock                                      18,200
     Surplus                                                     11,314,669
     Undivided Profits                                            7,334,600
                                                               ------------
         TOTAL EQUITY CAPITAL                                   $19,660,336

TOTAL LIABILITIES AND EQUITY CAPITAL                           $176,049,792


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To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By:  /s/ Ward A. Spooner
         ---------------
         Vice President

Date:  May 22, 2003